FGT P-1 01/14

SUPPLEMENT DATED JANUARY 17, 2014

TO THE PROSPECTUS DATED DECEMBER 1, 2013

OF

FRANKLIN LARGE CAP EQUITY FUND

(Franklin Global Trust)

The Prospectus is amended as follows:

I. Effective January 2, 2014, the Franklin Large Cap Equity Fund’s portfolio management team under "Fund Summaries – Portfolio Managers" section on page 8 has been revised to add the following:

CARIN LEONG PAI, CFA   Vice President of Fiduciary, Executive Vice President and Director of Equity Management of Fiduciary Trust and portfolio manager of the Fund since January 2014.

II. Effective January 2, 2014, the Franklin Large Cap Equity Fund’s portfolio management team under the "Fund Details - Management" section on page 15 is revised as follows:

CARIN LEONG PAI, CFA   Vice President of Fiduciary and Executive Vice President and Director of Equity Management of Fiduciary Trust

Ms. Pai has been the lead portfolio manager of the Fund since January 2014. She has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Fiduciary Trust in 1996.

S. MACKINTOSH PULSIFER   Vice President and Chief Investment Officer of Fiduciary and Vice Chairman, Director and Chief Investment Officer of Fiduciary Trust

Mr. Pulsifer has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Fiduciary Trust in 1988.

KENNETH J. SIEGEL   Vice President of Fiduciary and Managing Director of Fiduciary Trust

Mr. Siegel has been a portfolio manager of the Fund since December 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Fiduciary Trust in 1996.

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